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EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Tetra Tech, Inc. (the "Company") on Form 10-K for the fiscal year ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Li-San Hwang, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2003	/s/ LI-SAN HWANG Li-San Hwang Chairman and Chief Executive Officer (Principal Executive Officer)

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  EXHIBIT 32.1